Fees Summary	Aug. 25, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	825.63
Total Transaction Valuation	5,392,740.00
Total Offset Amount	0.00
Net Fee	$ 825.63